EXHIBIT 10(d)

OXIS INTERNATIONAL, INC.

SUBSCRIPTION AGREEMENT

THIS SUBSCRIPTION AGREEMENT (this “Agreement”) is entered into as of                     , 2         (the “Effective Date”), by and between OXIS International, Inc., a Delaware corporation (“OXIS” or the “Corporation”), and                      (the “Investor”).

R E C I T A L S

WHEREAS, the Investor holds a warrant to purchase OXIS Common Stock (“Warrant”);

WHEREAS, the Corporation has offered the Investor the opportunity to exercise the Warrant, in whole or in part, at a purchase price of $0.20 per share and receive a new warrant to purchase the same number of shares of OXIS Common Stock purchased pursuant to Section 1(a) hereof at a purchase price of $1.00 per share in the form attached hereto as Exhibit A (the “New Warrant”);

NOW, THEREFORE, in consideration of the mutual promises and covenants hereinafter set forth, the parties to this Agreement hereby agree as follows:

A G R E E M E N T

1. Stock Purchase; Award of Warrant.

(a) Contemporaneously with the execution of this Agreement, the Corporation will sell and issue to Investor                                  shares of Common Stock of the Corporation (the “Stock”) at a purchase price of $0.20 per share, for a total purchase price of $             (the “Purchase Price”). Payment of the Purchase Price is to be made by the Investor to the Corporation by (i) check, or (ii) wire transfer of immediately available funds. All shares of Stock issued hereunder shall be issued to Investor as fully paid and nonassessable shares, and Investor shall have all rights of a shareholder with respect thereto.

(b) Contemporaneously with the execution of this Agreement, the Corporation will execute and deliver to the Investor the New Warrant which shall entitle the Investor to purchase                                  shares of OXIS Common Stock at the purchase price of $1.00 per share, pursuant to the terms herein and therein.

2. Investment Representations.

(a) This Agreement is made in reliance upon the Investor’s representation to the Corporation, which by his, her or its acceptance hereof the Investor hereby confirms, that the shares of Stock, the New Warrant and the Common Stock issuable under the New Warrant to be received by he, she or it (collectively, the “Securities”) will be acquired for investment for his, her or its own account, not as a nominee or agent, and not with a view to the sale or distribution of any part thereof, and that he, she or it has no present intention of selling, granting participations in, or otherwise distributing the same, but subject nevertheless to any requirement of law that the disposition of his, her or its property shall at all times be within his, her or its control.

(b) The Investor understands that the Securities are not registered under the Securities Act of 1933, as amended (the “1933 Act”), on the basis that the sale provided for in this Agreement and the issuance of Securities hereunder or pursuant to the exercise of the New Warrant is or should be exempt from registration under the 1933 Act pursuant to Section 4(2) thereof, and that the Corporation’s reliance on such exemption is predicated on the Investor’s representations set forth herein and in the New Warrant. The Investor realizes that the basis for the exemption may not be present if, notwithstanding such representations, the Investor has in mind merely acquiring Securities for a fixed or determinable period in the future, or for a market rise, or for sale if the market does not rise. The Investor does not have any such intention.

(c) The Investor understands that the Securities may not be sold, transferred, or otherwise disposed of without registration under the 1933 Act or an exemption therefrom, and that in the absence of an effective registration statement covering the Securities or an available exemption from registration under the 1933 Act, the Securities must be held indefinitely. In particular, the Investor is aware that the Securities may not be sold pursuant to Rule 144 promulgated under the 1933 Act unless all of the conditions of such Rule are met. The Investor represents that, in the absence of an effective registration statement covering the Securities, he, she or it will sell, transfer, or otherwise dispose of the Securities only in a manner consistent with its representations set forth herein.

(d) The Investor agrees that in no event will he, she or it make a transfer or disposition of any of the Securities (other than pursuant to an effective registration statement under the 1933 Act), unless and until (i) the Investor shall have notified the Corporation of the proposed disposition and shall have furnished the Corporation with a statement of the circumstances surrounding the disposition and (ii) if requested by the Corporation, at the expense of the Investor or transferee, the Investor shall have furnished to the Corporation either (A) an opinion of counsel, reasonably satisfactory to the Corporation, to the effect that such transfer may be made without registration under the 1933 Act or (B) a “no action” letter from the Securities and Exchange Commission to the effect that the transfer of such securities without registration will not result in a recommendation by the staff of the Securities and Exchange Commission that action be taken with respect thereto.

(e) The Investor has received and reviewed all information that he, she or it considers necessary or appropriate for deciding whether to purchase the Securities, including the information contained or referred to in Exhibit B attached hereto; the undersigned has had an opportunity to ask questions and receive answers from the Corporation regarding the terms and conditions of the offering of Securities and regarding the business, financial condition, properties, operations, prospects and other aspects of the Corporation and all such questions have been answered to the undersigned’s full satisfaction; and the undersigned has further had the opportunity to obtain all information (to the extent that the Corporation possesses or can acquire such information without unreasonable effort or expense) which the undersigned deems necessary to evaluate the investment and to verify the accuracy of information otherwise provided to the undersigned.

(f) The undersigned has not relied on any information or representations with respect to the Corporation or the offering of the Securities, other than as expressly set forth herein. The undersigned understands that no person has been authorized to give any information or to make any representations other than those expressly contained herein.

(g) The undersigned is an “accredited investor” within the meaning of Rule 501(a) of Regulation D under the 1933 Act.

(h) The undersigned represents that he, she or it has consulted with his, her or its own tax, investment and legal advisers with respect to the federal, state, local and foreign tax consequences arising from his, her or its purchase of the Securities to the extent the undersigned has determined it necessary to protect his, her or its own interest in connection with a subscription for the Securities in view of the undersigned’s prior financial experience and present financial condition, and has relied on his, her or its own analysis and investigation and that of the undersigned’s advisors in determining whether to invest in the Securities.

(i) The undersigned recognizes that (a) the Corporation’s financial condition is very perilous, (b) an investment in the Securities involves a high degree of risk, and (c) no assurance or guarantee has or can be given that an investor in the Corporation will receive a return of his, her or its capital or realize a profit on such investor’s investment.

(j) The undersigned has made equity investments in high risk companies or is experienced in business matters and regards himself, herself or itself as a sophisticated investor able to evaluate investment and financial information and has such knowledge and experience in financial and business matters that the undersigned is capable of evaluating the merits and risks of an investment in the Securities and has the capacity to protect the undersigned’s own interests in connection with the undersigned’s proposed investment in the Securities.

(k) The undersigned has determined that he, she or it can afford to bear the risk of the investment in the Securities, including loss of the entire investment in the Corporation and he, she or it will not experience personal hardship if such a loss occurs.

(l) The undersigned has all requisite power and capacity (if the undersigned is an individual) or authority (if the undersigned is an entity) to enter into this Agreement and to perform all the obligations required to be performed by the undersigned hereunder.

(m) The undersigned acknowledges and agrees that the information set forth in Section 2 of Exhibit B comprises material, non-public information which the Investor shall hold in strict confidence until the Corporation publicly releases its financial results for the quarter ended June 30, 2003.

3. Legends; Stop Transfer.

(a) All certificates for shares of the Stock shall bear substantially the following legends:

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. THESE SECURITIES HAVE

NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

In addition, the Corporation may make a notation regarding the restrictions on transfer of the Stock in its stockbooks, and shares of the Stock shall be transferred on the books of the Corporation only if transferred or sold pursuant to an effective registration statement under the 1933 Act covering such shares or pursuant to and in compliance with the provisions of Section 2(d) hereof.

4. Notice. Any notice required to be given under the terms of this Agreement shall be addressed to the Corporation in care of its CEO at the office of the Corporation at 6040 N. Cutter Circle, Suite 317, Portland, Oregon 97217-3935, and any notice to be given to Investor shall be addressed to him at the address given by Investor beneath his, her or its signature to this Agreement, or such other address as either party to this Agreement may hereafter designate in writing to the other. Any such notice shall be deemed to have been duly given when enclosed in a properly sealed envelope or wrapper addressed as aforesaid, registered or certified and deposited (postage or registration or certification fee prepaid) in a post office or branch post office regularly maintained by the United States.

5. Successors. This Agreement shall be binding upon and inure to the benefit of any successor or successors of the Corporation. Where the context permits, “Investor” as used in this Agreement shall include Investor’s executor, administrator or other legal representative or the person or persons to whom Investor’s rights pass by will or the applicable laws of descent and distribution.

IN WITNESS WHEREOF, the parties hereto have duly executed this Subscription Agreement as of the date first above written.

CORPORATION:	INVESTOR:

OXIS INTERNATIONAL, INC.

By:	By:
Ray R. Rogers
CEO and Chairman	Name:

Address:

[Signature Page to OXIS International, Inc. Subscription Agreement]

EXHIBIT A

THIS WARRANT AND THE SHARES PURCHASABLE HEREUNDER HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR QUALIFIED UNDER ANY STATE SECURITIES LAWS. SUCH SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR QUALIFICATION OR AN EXEMPTION THEREFROM UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

WARRANT TO PURCHASE

COMMON STOCK OF

OXIS INTERNATIONAL, INC.

This certifies that                     , or assigns (collectively, the “Holder”), for value received, is entitled to purchase, at the Stock Purchase Price (as defined below), from OXIS International, Inc., a Delaware corporation (the “Company”), up to              shares (“Warrant Shares”) of the Company’s Common Stock, par value $0.001 per share (the “Common Stock”).

This Warrant shall be exercisable at any time from time to time from and after the date hereof, up to and including 5:00 p.m. (Pacific Time) on                     , 20             (the “Expiration Date”) upon surrender to the Company at its principal office (or at such other location as the Company may advise the Holder in writing) of this Warrant properly endorsed with (i) the Form of Subscription attached hereto duly completed and executed and (ii) payment pursuant to Section 2 hereof of the aggregate Stock Purchase Price for the number of shares for which this Warrant is being exercised determined in accordance with the provisions hereof. The Stock Purchase Price and the number of shares purchasable hereunder are subject to adjustment as provided in Section 4 of this Warrant. For purposes of this Warrant, the term “Stock Purchase Price” shall mean $1.00 per share.

1. Exercise; Issuance of Certificates; Acknowledgement. This Warrant is exercisable at the option of the holder of record hereof at any time or from time to time from or after the date hereof up to the Expiration Date for all or any part of the Warrant Shares (but not for a fraction of a share) which may be purchased hereunder. The Company agrees that the shares of Common Stock purchased under this Warrant shall be and are deemed to be issued to the Holder hereof as the record owner of such shares as of the close of business on the date on which this Warrant shall have been surrendered, properly endorsed, the completed, executed Form of Subscription delivered and payment made for such shares. Certificates for the shares of the Common Stock so purchased, together with any other securities or property to which the Holder hereof is entitled upon such exercise, shall be delivered to the Holder hereof by the Company at the Company’s expense within a reasonable time after the rights represented by this Warrant have been so exercised. Each certificate so delivered shall be in such denominations of the Warrant Shares as may be requested by the Holder hereof and shall be registered in the name of such Holder. In case of a purchase of less than all the Warrant Shares, the Company shall execute and deliver to Holder within a reasonable time an Acknowledgement in the form attached hereto indicating the number of Warrant Shares which remain subject to this Warrant, if any.

2. Payment for Shares. The aggregate Stock Purchase Price for Warrant Shares being purchased hereunder may be paid by cash, check or wire transfer of immediately available funds.

3. Shares to be Fully Paid; Reservation of Shares. The Company covenants and agrees that all shares of Common Stock which may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be duly authorized, validly issued, fully paid and nonassessable and free from all preemptive rights of any stockholder and free of all taxes, liens and charges with respect to the issue thereof. The Company further covenants and agrees that during the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized and reserved, for the purpose of issue or transfer upon exercise of the subscription rights evidenced by this Warrant, a sufficient number of shares of authorized but unissued shares of Common Stock when and as required to provide for the exercise of the rights represented by this Warrant.

4. Adjustment of Stock Purchase Price and Number of Shares. The Stock Purchase Price and the number of shares purchasable upon the exercise of this Warrant shall be subject to adjustment from time to time upon the occurrence of certain events described in this Section 4. Upon each adjustment of the Stock Purchase Price, the Holder of this Warrant shall thereafter be entitled to purchase, at the Stock Purchase Price resulting from such adjustment, the number of shares obtained by multiplying the Stock Purchase Price in effect immediately prior to such adjustment by the number of shares purchasable pursuant hereto immediately prior to such adjustment, and dividing the product thereof by the Stock Purchase Price resulting from such adjustment.

4.1 Subdivisions, Combinations and Dividends. In case the Company shall at any time subdivide its outstanding shares of Common Stock into a greater number of shares or pay a dividend in Common Stock in respect of outstanding shares of Common Stock, the Stock Purchase Price in effect immediately prior to such subdivision or at the record date of such dividend shall be proportionately reduced, and conversely, in case the outstanding shares of the Common Stock of the Company shall be combined into a smaller number of shares, the Stock Purchase Price in effect immediately prior to such combination shall be proportionately increased.

4.2 Reclassification. If any reclassification of the capital stock of the Company shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities, or other assets or property, then, as a condition of such reclassification, lawful and adequate provisions shall be made whereby the Holder hereof shall thereafter have the right to purchase and receive (in lieu of the shares of the Common Stock immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby) such shares of stock, securities or other assets or property as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of such Common Stock immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby. In any reclassification described above, appropriate provision shall be made with respect to the rights and interests of the Holder of this Warrant to the end that the provisions hereof (including, without limitation, provisions for adjustments of the Stock Purchase Price and of the number of shares purchasable and receivable upon the exercise of this Warrant) shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise hereof.

4.3 Notice of Adjustment. Upon any adjustment of the Stock Purchase Price or any increase or decrease in the number of shares purchasable upon the exercise of this Warrant, the Company shall give written notice thereof, by first class mail postage prepaid, addressed to the registered Holder of this Warrant at the address of such Holder as shown on the books of the Company. The notice shall be signed by the Company’s chief financial officer and shall state the Stock Purchase Price resulting from such adjustment and the increase or decrease, if any, in the number of shares purchasable at such price upon the exercise of this Warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

4.4 Other Notices. If at any time:

(a) the Company shall declare any cash dividend upon its Common Stock;

(b) there shall be any capital reorganization or reclassification of the capital stock of the Company; or consolidation or merger of the Company with, or sale of all or substantially all of its assets to, another corporation or other business entity;

(c) there shall be a voluntary or involuntary dissolution, liquidation or winding-up of the Company;

then, in any one or more of said cases, the Company shall give, by first class mail, postage prepaid, addressed to the Holder of this Warrant at the address of such Holder as shown on the books of the Company, (a) at least ten (10) days prior written notice of the date on which the books of the Company shall close or a record shall be taken for such dividend or for determining rights to vote in respect of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up, and (b) in the case of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up, at least ten (10) days prior written notice of the date when the same shall take place. Any notice given in accordance with the foregoing clause (a) shall also specify, in the case of any such dividend, the date on which the holders of Common Stock shall be entitled thereto.

5. No Voting or Dividend Rights. Nothing contained in this Warrant shall be construed as conferring upon the Holder hereof the right to vote or to consent to receive notice as a stockholder of the Company or any other matters or any rights whatsoever as a stockholder of the Company. No dividends or interest shall be payable or accrued in respect of this Warrant or the interest represented hereby or the shares purchasable hereunder until, and only to the extent that, this Warrant shall have been exercised.

6. Warrants Transferable. Subject to compliance with applicable federal and state securities laws and the transfer restrictions set forth in Section 2(d) of that certain Subscription Agreement dated as of                     , 20    , by and among the Company and the original Holder of this Warrant (the “Agreement”), under which this Warrant was issued, this Warrant and all rights hereunder may be transferred, in whole or in part, without charge to the holder hereof (except for transfer taxes), upon surrender of this Warrant properly endorsed and in compliance with the provisions of the Agreement.

7. Lost Warrants. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant and, in the case of any such loss, theft or destruction, upon receipt of an indemnity reasonably satisfactory to the Company, or in the case of any such mutilation upon surrender and cancellation of such Warrant, the Company, at its expense, will make and deliver a new Warrant, of like tenor, in lieu of the lost, stolen, destroyed or mutilated Warrant.

8. Modification and Waiver. Any term of this Warrant may be amended and the observance of any term of this Warrant may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Holder of this Warrant. Any amendment or waiver effected in accordance with this paragraph shall be binding upon the Company and the Holder.

9. Notices. Except as may be otherwise provided herein, all notices, requests, waivers and other communications made pursuant to this Warrant shall be made in accordance with Section 4 of the Agreement.

10. Titles and Subtitles; Governing Law; Venue. The titles and subtitles used in this Warrant are used for convenience only and are not to be considered in construing or interpreting this Agreement. This Warrant is to be construed in accordance with and governed by the internal laws of the State of Delaware without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the internal laws of the State of Delaware to the rights and duties of the Company and the Holder. All disputes and controversies arising out of or in connection with this Warrant shall be resolved exclusively by the state and federal courts located in the State of Oregon, and each of the Company and the Holder hereto agrees to submit to the jurisdiction of said courts and agrees that venue shall lie exclusively with such courts.

IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by its officers, thereunto duly authorized as of the date first above written.

OXIS INTERNATIONAL, INC.

By:
Ray R. Rogers, CEO

FORM OF SUBSCRIPTION

(To be signed only upon exercise of Warrant)

To:

The undersigned, the holder of a right to purchase shares of Common Stock OXIS International, Inc. (the “Company”) pursuant to that certain Warrant to Purchase Common Stock of OXIS International, Inc. (the “Warrant”), dated as of                     , 200    , hereby irrevocably elects to exercise the purchase right represented by such Warrant for, and to purchase thereunder,                      (            ) shares of Common Stock of the Company and herewith makes payment of                      Dollars ($            ) therefor by the following method:

(Check one of the following):

(check if applicable)	The undersigned hereby elects to make payment of Dollars ($ ) therefor in cash.

(check if applicable)	The undersigned hereby elects to make payment of Dollars ($ ) therefor in wire transfer.

(check if applicable)	The undersigned hereby elects to make payment of Dollars ($ ) therefor in check.

The undersigned represents that it is acquiring such securities for its own account for investment and not with a view to or for sale in connection with any distribution thereof and in order to induce the issuance of such securities makes to the Company, as of the date hereof, the representations and warranties set forth in Section 2 of the Subscription Agreement, dated as of                     , 20            , by and among the Company and the original Holder of the Warrant.

DATED:

[name of Holder]

By:
Name:
Its:

ACKNOWLEDGMENT

To: [name of Holder]

The undersigned hereby acknowledges that as of the date hereof,                      (            ) shares of Common Stock remain subject to the right of purchase in favor of [name of Holder] pursuant to that certain Warrant to Purchase Common Stock of OXIS International, Inc. dated as of             , 2003.

DATED:

OXIS INTERNATIONAL, INC.

By:

Name:

Its:

EXHIBIT B

Certain Information Provided to Investor

1. Form 10-KSB and Form 10-QSB. The Investor is receiving a copy of OXIS’s Form 10-KSB for the year ended December 31, 2002 and Form 10-QSB for the quarter ended March 31, 2003.

2. A copy of press release dated July 17, 2003 entitled OXIS REPORTS REVENUE GROWTH FOR FIRST SIX MONTHS OF 2003 is enclosed.